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                                                            EXHIBIT 23.7



                       CONSENT OF INDEPENDENT AUDITORS




We consent to the use of our report dated June 17, 1996 with respect to the financial statements of Page America Group, Inc. (New York and Chicago Operations) included in Amendment No. 1 to the Registration Statement
(Form S-4/A No. 333-6919) of Metrocall, Inc. and the related Joint Proxy Statement/Prospectus for the registration of 9,042,260 shares of its common stock.



                                         /s/ ERNST & YOUNG LLP

                                         ERNST & YOUNG LLP

Hackensack, New Jersey
October 3, 1996